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                                                                     EXHIBIT 4.1

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
NUMBER                                                                              SHARES
AMG

                            ASCENT MEDIA GROUP, INC.
                                                                                CUSIP 043634 10 4
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                                                      SEE REVERSE FOR CERTAIN DEFINITIONS

                              CLASS A COMMON STOCK
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THIS CERTIFIES THAT:



is the owner of



      FULLY-PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.01 EACH OF THE CLASS A COMMON STOCK OF ASCENT MEDIA GROUP, INC., transferable in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all of the terms and conditions contained in the Certificate of Incorporation of the Corporation and all amendments thereto. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

      IN WITNESS WHEREOF the Corporation has caused the facsimile seal and the facsimile signatures of its duly authorized officers to be hereunto affixed.

Dated:

-------------------------                               ------------------------
                Secretary       [Corporate Seal]                President

                                                   Countersigned and Registered:
                                      CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                                       (Jersey City, New Jersey)
                                                    Transfer Agent and Registrar

                                      By: ___________________ Authorized Officer